Exhibit 99.1

SECOND AMENDMENT dated as of November 14, 2008 (this “Second Amendment”), among SEALY MATTRESS COMPANY, an Ohio corporation (the “Borrower”), SEALY CANADA LTD./LTEE, a company organized under the laws of Canada (the “Canadian Borrower”), SEALY MATTRESS CORPORATION, a Delaware corporation (“Holdings”), SEALY CORPORATION, a Delaware corporation (“Parent”), the subsidiaries of Borrower listed on the signature pages hereto, as guarantors,  and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, “Administrative Agent”) on behalf of the Required Lenders, to the Third Amended and Restated Credit Agreement dated as of August 25, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”) among Borrower, Canadian Borrower, Holdings, Parent and certain Subsidiaries of Borrower, as Guarantors, each lender from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”), the Administrative Agent and the other Agents and the Arrangers named therein.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 14.1 of the Credit Agreement permits the Credit Agreement to be amended from time to time;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.              Amendments

(a)           The following definitions are added to Section 1.1 of the Credit Agreement:

“Second Amendment Effective Date” shall mean the effective date of Second Amendment to the Credit Agreement.

“Revolving Credit Commitment Percentage” shall mean, with respect to any L/C Participant, (i) with respect to any US Letter of Credit, such L/C Participant’s US Revolving Credit Commitment Percentage and (ii) with respect to any Canadian Letter of Credit, such L/C Participant’s Canadian Revolving Credit Commitment Percentage.

(b)           The definition of “ABR” in Section 1.1 of the Credit Agreement is hereby amended by:

(i)            replacing the word “and” with “,” at the end of clause (a);

(ii)           inserting the following language at the end of clause (b) and before the period:

“and (c) the Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that, for the avoidance of doubt, the

Eurodollar Rate for any day shall be calculated on a daily basis in a manner consistent with the definition of Eurodollar Rate”; and

(iii)          replacing the final sentence with the following:

“Any change in the ABR due to a change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate, respectively.”

(c)           The definition of “Applicable ABR Margin” in Section 1.1 of the Credit Agreement shall be replaced in its entirety with the following:

“Applicable ABR Margin” shall mean at any date, 3.75%.

(d)           The definition of “Applicable Eurodollar Margin” in Section 1.1 of the Credit Agreement shall be replaced in its entirety with the following:

“Applicable Eurodollar Margin” shall mean at any date, 4.5%.

(e)           The definition of “Applicable Stamping Fee” in Section 1.1 of the Credit Agreement shall be replaced in its entirety with the following:

“Applicable Stamping Fee” shall mean, with respect to each accepted or advanced BA Loan by a Lender on any date, 4.5%.

(f)            The definition of “Available Amount” in Section 1.1of the Credit Agreement is replaced in its entirety with the following:

“Available Amount” shall mean, on any date (the “Reference Date”), an amount equal at such time to (a) the sum of, without duplication, (i) $75,000,000; provided that the aggregate amount of Dividends in respect of the capital stock of Holdings and the Borrower pursuant to this subclause (i) shall not exceed $10,000,000, (ii) an amount equal to (x) the cumulative amount of Excess Cash Flow for all fiscal years completed after November 30, 2008 and prior to the Reference Date minus (y) the portion of such Excess Cash Flow that has been after November 30, 2008 and on or prior to the Reference Date (or will be) applied to the prepayment of Loans in accordance with Section 5.2(a)(ii), (iii) the amount of any capital contributions (other than the Equity Proceeds) made in cash to the Borrower from and including the Business Day immediately following the Second Amendment Effective Date through and including the Reference Date, including contributions with the proceeds from any issuance of equity securities by Holdings, (iv) the aggregate amount of all cash dividends and other cash distributions received by the Borrower or any Guarantor from any Minority Investments or Unrestricted Subsidiaries after the Second Amendment Effective Date and on or prior to the Reference Date (other than the portion of any such dividends and other distributions that is used by the Borrower or any Guarantor to pay taxes and other dividends or distributions which were credited to any basket in Section 10.5), (v) the aggregate amount of all cash repayments of principal received by the Borrower or any Guarantor from any Minority Investments or Unrestricted Subsidiaries after the Second Amendment Effective Date and on or prior to the Reference Date in respect of loans made by the Borrower or any Guarantor to such Minority Investments or Unrestricted Subsidiaries (other than cash repayments which were credited to any basket in Section 10.5) and (vi) the aggregate amount of all net cash proceeds received by the Borrower or any Guarantor in connection with the sale, transfer or other disposition of its ownership interest in any Minority Investment or Unrestricted Subsidiary after the Second Amendment Effective Date and on or prior to the Reference Date (other than net cash proceeds which were credited to any basket in Section 10.5) minus (b) the aggregate portion of such amounts used for (i) any investments (including loans) made by the Borrower or any Restricted Subsidiary pursuant to Section 10.5(j) or Section 10.5(m) after the Second Amendment Effective Date and on or prior to the Reference Date, (ii) any prepayment, repurchase or redemption of the Subordinated Notes pursuant to Section 10.7(a), respectively, after the Second Amendment Effective Date and on or prior to the Reference Date and (iii) any Dividends paid pursuant to Section 10.6(d) after the Second Amendment Effective Date and on or prior to the Reference Date (except as contemplated by the final proviso thereto), in each case without duplication.

(g)           The definition of “Canadian Letter of Credit Commitment” in Section 1.1 of the Credit Agreement is hereby amended by deleting “$10,000,000” and replacing it with “$5,000,000.”

(h)           The definition of “Cdn ABR” in Section 1.1 of the Credit Agreement is hereby amended by:

(i)            replacing the word “and” with “,” at the end of clause (a);

(ii)           inserting the following language at the end of clause (b) and before the period:

“and (c) the Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that, for the avoidance of doubt, the Eurodollar Rate for any day shall be calculated on a daily basis in a manner consistent with the definition of Eurodollar Rate”; and

(iii)          adding a new sentence as follows at the end of such definition:

“Any change in the Cdn ABR due to a change in the rate referred to in clause (a) above, the Federal Funds Effective Rate or the Eurodollar Rate shall be effective as of the opening of business on the effective day of such change in the rate referred to in clause (a) above, the Federal Funds Effective Rate or the Eurodollar Rate, respectively.”

(i)            The definition of “Commitment Fee Rate” in Section 1.1 of the Credit Agreement shall be replaced in its entirety with the following:

“Commitment Fee Rate” shall mean, with respect to the Available US Commitment and the Available Canadian Commitment on any day, 0.500%.

(j)            The definition of “Consolidated Total Debt” in Section 1.1 of the Credit Agreement is hereby amended by deleting the following in its entirety: “minus (b) the aggregate amount of cash included in the cash accounts listed on the consolidated balance sheet of Holdings, the Borrower and the Restricted Subsidiaries as at such date up to a maximum amount of $45,000,000 to the extent the use thereof for application to payment of Indebtedness is not prohibited by law or any contract to which the Borrower or any of the Restricted Subsidiaries is a party.”

(k)           The definition of “Eurodollar Rate” in Section 1.1 of the Credit Agreement is hereby amended by replacing the reference to “Page 3750 of the Telerate screen” with “the Reuters BBA Libor Rates Page 3750.”

(l)            The definition of “Excess Cash Flow” in Section 1.1 of the Credit Agreement is hereby amended by replacing the phrase “except to the extent not financed with the proceeds of other Indebtedness of Holdings or its Restricted Subsidiaries” in subclauses (b)(iii) and (b)(iv) thereof and replacing it with “to the extent not financed with the proceeds of other Indebtedness of Holdings or its Restricted Subsidiaries.”

(m)          The definition of “Permitted Sale Leaseback” in Section 1.1 of the Credit Agreement is replaced in its entirety with the following:

“Permitted Sale Leaseback” shall mean any Sale Leaseback consummated by the Borrower or any of the Restricted Subsidiaries after the Second Amendment Effective Date, provided that (i) with respect to any property owned as of the Second Amendment Effective Date, the value of such Sale Leasebacks shall not exceed $50,000,000 in the aggregate and (ii) such Sale Leaseback is consummated for fair value as determined at the time of consummation in good faith by the Borrower and, in the case of any Sale Leaseback (or series of related Sales Leasebacks) the aggregate proceeds of which exceed $20,000,000, the Board of Directors of the Borrower (which such determination may take into account any retained interest or other investment of the Borrower or such Restricted Subsidiary in connection with, and any other material economic terms of, such Sale Leaseback).

(n)           The definition of “Swingline Commitment” in Section 1.1 of the Credit Agreement is hereby amended by deleting “$25,000,000” and replacing it with “$20,000,000.”

(o)           The definition of “Unrestricted Subsidiary is hereby amended by:

(i) inserting “(x)” after the phrase “provided that” and before the phrase “at such time” in clause (a) of the definition,

(ii) inserting the following after the word “Agent” and before the comma at the end of clause (a) of the definition:

“and (y) such designation shall be deemed to be a Dividend on the date of such designation in an Unrestricted Subsidiary in an amount equal to the sum of (i) the net worth of such designated Subsidiary immediately prior to such designation (such net worth to be calculated without regard to any guarantee provided by such designated Subsidiary) and (ii) the aggregate principal amount of any Indebtedness owed by such designated Subsidiary to the Borrower or any Restricted Subsidiary immediately prior to such designation, all calculated, except as set forth in the parenthetical to clause (i), on a consolidated basis in accordance with GAAP”, and

(iii) deleting the word “investment” in subclause (x) to the proviso in clause (b) of the definition and replacing it with the word “Dividend”.

(p)           The definition of “U.S. Letter of Credit Commitment” in Section 1.1 of the Credit Agreement is hereby amended by deleting “$35,000,000” and replacing it with “$30,000,000.”

(q)           The following definitions are hereby deleted in their entirety from Section 1.1 of the Credit Agreement:

“Consolidated Senior Debt”

“Consolidated Senior Debt to EBITDA Ratio”

“Cumulative Consolidated Net Income Available to Stockholders”

“Increased Amount Date”

“Level I Status”

“Level II Status”

“Level III Status”

“Level IV Status”

“New Revolving Loan Commitments”

“New Revolving Loan Lender”

“New Revolving Loans”

“New Term Loan Commitments”

“New Term Loan Lender”

“New Term Loan Maturity Date”

“New Term Loans”

“Series”

(r)            Section 2.1(d) of the Credit Agreement is hereby amended by adding the following sentence at the end of the Section:

“If at any time any Swingline Loan is outstanding and there shall be a Defaulting Lender with a US Revolving Credit Commitment and the Swingline Lender has so requested, then within one Business Day following request by the Swingline Lender, the Borrower shall elect to either (i) cash collateralize for the benefit of the Swingline Lender such Defaulting Lender’s US Revolving Credit Commitment Percentage of such Swingline Loan on terms reasonably acceptable to the Swingline Lender or (ii) reallocate the aggregate principal amount of such Defaulting Lender’s US Revolving Credit Commitment with respect to such Swingline Loan outstanding among the non-Defaulting Lenders on a pro rata basis; provided that (x) any Lender’s US Revolving Credit Exposure shall not exceed such Lender’s US Revolving Credit Commitment after giving effect to such reallocation and (y) as of the date of any such reallocation, each of the conditions set forth in Section 7 shall be satisfied.”

(s)           Section 2.15 of the Credit Agreement is hereby deleted in its entirety.

(t)            Section 3.3(e) of the Credit Agreement is hereby amended by adding the following sentence at the end of the Section:

“If at any time any Letter of Credit is outstanding and there shall be any LC Participant with respect to such Letter of Credit that is a Defaulting Lender, then within one Business Day following request by the applicable Letter of Credit Issuer, the Borrower shall elect to either (i) cash collateralize for the benefit of such Letter of Credit Issuer such LC Participant’s Revolving Credit Commitment Percentage of such Letter of Credit on terms reasonably acceptable to such Letter of Credit Issuer or (ii) reallocate the aggregate principal amount of such Defaulting Lender’s US Revolving Credit Commitment or Canadian Revolving Credit Commitment, as applicable, with respect to such Letter of Credit outstanding among the non-Defaulting Lenders on a pro rata basis; provided that (x) any Lender’s US Revolving Credit Exposure shall not exceed such Lender’s US Revolving Credit Commitment after giving effect to such reallocation, (y) any Lender’s Canadian Revolving Credit Exposure shall not exceed such Lender’s Canadian Revolving Credit Commitment after giving effect to such reallocation and (z) as of the date of any such reallocation, each of the conditions set forth in Section 7 shall be satisfied.”

(u)           Section 4.1(b) of the Credit Agreement is hereby amended by deleting “minus 0.125% per annum.”

(v)           Section 4.1(c) of the Credit Agreement is hereby amended by deleting “0.125%” and replacing it with “0.25%.”

(w)          Section 4.1(d) of the Credit Agreement is hereby amended by deleting “minus 0.125% per annum.”

(x)            Section 5.2(a)(ii) of the Credit Agreement is hereby amended deleting subclause (x) in its entirety and replacing it with the following:

“(x) 75% of Excess Cash Flow for such fiscal year (provided (i) such percentage shall be reduced to 50% if the Consolidated Total Debt to Consolidated EBITDA Ratio as of the end of such fiscal year is less than or equal to 4.00 to 1.00 and (ii) notwithstanding the foregoing, such percentage shall be 50% for the fiscal year ending November 30, 2008), minus”.

(y)           Section 9.9 of the Credit Agreement is hereby amended by deleting subclause (a) in its entirety and replacing it with “(a) the payment of fees to Capstone and/or its Affiliates for consulting and financial services rendered to Holdings, the Borrower, the Canadian Borrower and the Subsidiaries”.

(z)            Section 10.1(f) of the Credit Agreement is hereby amended by:

(i)            inserting “(A)” after the parenthetical and before “incurred” in subclause (i);

(ii)           inserting “and (B) arising under Capital Leases, other than Capital Leases in effect on the Second Amendment Effective Date and Capital Leases entered into pursuant to subclause (ii) below” after the phrase “Section 10.11” and before the comma in subclause (i);

(iii)          inserting the following proviso before the comma at the end of subclause (i):

“provided that the aggregate amount of Indebtedness incurred pursuant to this subclause (i) shall not exceed $75,000,000 at any time outstanding”;

(iv)          inserting the following proviso before the word “and” at the end of subclause (ii):

“provided that the aggregate amount of Indebtedness incurred pursuant to this subclause (ii) shall not exceed $75,000,000 at any time outstanding”; and

(iv)          deleting subclause (iii) in its entirety and replacing it with “(iii) [text deleted,]”.

(aa)         Section 10.1(l) of the Credit Agreement is hereby amended by deleting “$125,000,000” and replacing it with “$75,000,000.”

(bb)         Section 10.4(b) of the Credit Agreement is hereby amended by (i) replacing the word “and” with “,” at the end of subclause (iii) and (ii) adding “and (v) the consideration received for any such sales, transfers and disposals shall consist of not less than 75% cash consideration; provided, however, that for the purposes of this clause (v) the following shall be deemed to be cash:  (A) any liabilities (as shown on the Borrower’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Borrower or such Restricted Subsidiary assumed by the transferree with respect to the applicable sale, transfer or disposal, as to which the Borrower and all of the Restricted Subsidiaries shall have been released by all applicable creditors in writing, other than liabilities that are by their terms (1) subordinated to the payment in cash of the Obligations or (2) not secured by the assets that are the subject of such sale, transfer or disposal and (B) any securities received by the Person making such sale, transfer or disposal from the transferee that are converted by such Person into cash (to the extent of the cash received) within 180 days following the closing of the applicable sale, transfer or disposal” at the end of subclause (iv) before the semicolon.

(cc)         Section 10.5(m) of the Credit Agreement is hereby amended by deleting “and Unrestricted Subsidiaries” in the first parenthetical.

(dd)         Section 10.5 of the Credit Agreement is hereby amended by adding the following sentence at the end of the section:

“Investments in Unrestricted Subsidiaries may only be made in accordance with the terms of Section 10.6 and not this Section 10.5.”

(ee)         Section 10.6 of the Credit Agreement is hereby amended by inserting the following immediately before the parenthetical “(all of the foregoing, “Dividends”)”:

“or designate any Subsidiary as an Unrestricted Subsidiary”

(ff)           Section 10.6(d) of the Credit Agreement is hereby amended by replacing the first proviso in its entirety with the following:

“provided that (i) the aggregate amount of such Dividends paid by Holdings, Borrower and the Canadian Borrower pursuant to this clause (d) shall not at any time exceed the Available Amount and (ii) at the time of the payment of any such Dividends in respect of the capital stock of Holdings or the Borrower in reliance on this clause (d) and after giving effect thereto, the Consolidated Total Debt to Consolidated EBITDA Ratio on the date of such payment of such Dividends shall be less than 3.00:1.00”

(gg)         Section 10.7(a) of the Credit Agreement is hereby amended by (i) deleting  “Consolidated Senior Debt to Consolidated EBITDA Ratio is less than 3.50 to 1.00” and replacing it with “Consolidated Total Debt to Consolidated EBITDA Ratio is less than 3.00 to 1.00” in subclause (ii) and (ii) inserting “in an amount not in excess of the Available Amount at such time” after the words “Subordinated Notes” and before the semicolon.

(hh)         The table in Section 10.9 of the Credit Agreement (Consolidated Total Debt to Consolidated EBITDA Ratio) shall be amended by replacing the ratios set forth therein with respect to the periods set forth below with the following:

Second Amendment Effective Date to November 15, 2009	5.85 to 1.00
November 16, 2009 to June 15, 2010	5.50 to 1.00
June 16, 2010 and thereafter	4.00 to 1.00

(ii)           The table in Section 10.10 of the Credit Agreement (Consolidated EBITDA to Consolidated Interest Expense Ratio) shall be amended by replacing the ratios set forth therein with respect to the periods set forth below with the following:

Second Amendment Effective Date to February 15, 2010	2.00 to 1.00
February 16, 2010 to June 15, 2010	2.15 to 1.00
June 16, 2010 and thereafter	2.75 to 1.00

(jj)           Section 10.11 of the Credit Agreement (Capital Expenditures) is hereby amended by:

(i) deleting subclause (i) in its entirety and replacing it with “(i) the amount set forth in the table below opposite such fiscal year (the “Permitted Capital Expenditure Amount”) less”,

(ii)  replacing the amount set forth in the table with respect to the period set forth below with the following:

December 1, 2008 to November 29, 2009	$35,000,000

and

(iii)  inserting the phrase “ending on or after November 29, 2009” following the words “made by the Borrower and the Restricted Subsidiaries during any fiscal year” in the last sentence.

Section 2.              Conditions Precedent to the Effectiveness of this Second Amendment

This Second Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been (or are or will be substantially concurrently therewith) satisfied, or waived (in each case the “Second Amendment Effective Date”) by the Administrative Agent:

(a)           Administrative Agent shall have received (i) this Second Amendment, duly executed by Borrower, Canadian Borrower, Holdings, Parent, the US Subsidiary Guarantors, the Canadian Subsidiary Guarantors and the Administrative Agent on behalf of itself and the Required Lenders and (ii) a written consent to this Second Amendment signed by Lenders constituting the Required Lenders;

(b)           The Administrative Agent shall have received on behalf of each Lender that has executed a consent to this Second Amendment prior to the effectiveness of this Second Amendment, a fee (the “Second Amendment Fee”) equal to 0.75% of (i) with respect to Terms Loans, the amount of outstanding Term Loans of such Lender, (ii) with respect to U.S. Revolving Credit Commitments, the amount of U.S. Revolving Credit Commitment of such Lender and (iii) with respect to Canadian Revolving Credit Commitments, the amount of Canadian Revolving Credit Commitment of such Lender;

(c)           Borrower shall have paid, in each case to the extent invoiced prior to the Second Amendment Effective Date, all reasonable disbursements and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment (including, without limitation, the reasonable fees and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent with respect thereto).

Section 3.              Representations and Warranties

On and as of the Second Amendment Effective Date, after giving effect to this Second Amendment, each Credit Party hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a)           each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Second Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Second Amendment; each Credit Party has duly executed and delivered this Second Amendment and this Second Amendment constitutes the legal, valid and binding obligation of such Credit Party, as applicable, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.

(b)           at the time of the Second Amendment Effective Date (a) no Default or Event of Default shall have occurred and be continuing and (b) all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

Section 4.              Fees and Expenses

Borrower agrees to pay on demand in accordance with the terms of Section 14.5 of the Credit Agreement all reasonable disbursements and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment (including, without limitation, the reasonable fees and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent with respect thereto).

Section 5.              Reference to and Effect on the Credit Documents

(a)           As of the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Credit Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Second Amendment and the Credit Agreement shall be read together and construed as a single instrument.  Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to the extent necessary to reflect the changes made in this Second Amendment as of the Second Amendment Effective Date.

(b)           Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Credit Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Borrower, Canadian Borrower or the Administrative Agent under any of the Credit Documents, nor constitute a waiver or amendment of any other provision of any of the Credit Documents or for any purpose except as expressly set forth herein.

(d)           This Second Amendment is a Credit Document.

Section 6.              Execution in Counterparts

This Second Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Second Amendment.

Section 7.              Section Titles

The section titles contained in this Second Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.  Any reference to the number of a clause, sub-clause or subsection of any Credit Document immediately followed by a reference in parenthesis to the title of the section of such Credit Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error.  If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Credit Document is followed immediately by a reference in parenthesis to the title of a section of any Credit Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 8.              Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 9.              Severability

Any provision of this Second Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.            Successors

The terms of this Second Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 11.            Waiver of Jury Trial

EACH CREDIT PARTY, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SECOND AMENDMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 12.            Governing Law

THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

SEALY MATTRESS COMPANY

By:
Name:
Title:

SEALY MATTRESS CORPORATION

By:
Name:
Title:

SEALY CORPORATION

By:
Name:
Title:

SEALY CANADA LTD./LTEE

By:
Name:
Title:

SUBSIDIARY GUARANTORS:
SEALY MATTRESS COMPANY OF PUERTO RICO
OHIO-SEALY MATTRESS MANUFACTURING CO. INC.
OHIO-SEALY MATTRESS MANUFACTURING CO.
SEALY MATTRESS COMPANY OF KANSAS CITY, INC.
SEALY MATTRESS COMPANY OF MEMPHIS
SEALY MATTRESS COMPANY OF ILLINOIS
SEALY MATTRESS COMPANY OF ALBANY, INC.
SEALY OF MARYLAND AND VIRGINIA, INC.
SEALY OF MINNESOTA, INC.
NORTH AMERICAN BEDDING COMPANY
SEALY, INC.
MATTRESS HOLDINGS INTERNATIONAL LLC
THE OHIO MATTRESS COMPANY LICENSING AND COMPONENTS GROUP
SEALY MATTRESS MANUFACTURING COMPANY, INC.
SEALY TECHNOLOGY LLC
SEALY KOREA, INC.
SEALY REAL ESTATE, INC.
SEALY TEXAS MANAGEMENT, INC.
SEALY TEXAS HOLDINGS LLC
SEALY TEXAS L.P.
WESTERN MATTRESS COMPANY
GESTION CENTURION INC.

By:
Name:
Title:

2

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swingline Lender and US Letter of Credit Issuer

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent and Canadian Letter of Credit Issuer

By:
Name:
Title:

3